ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT is made this 9th day of February, 2001, by, between and among OSAGE SYSTEMS GROUP, INC., a Delaware corporation ("Osage"), and its wholly owned subsidiaries, OSAGE COMPUTER GROUP, INC., a Delaware corporation ("Osage Computer"), SOLSOURCE COMPUTERS, INC., a California corporation ("SolSource"), H.V. JONES, INC., a Texas corporation ("HV Jones"), OPEN SYSTEM TECHNOLOGIES, INC., a Delaware corporation ("OST"), OPEN BUSINESS SYSTEMS, INC., an Illinois corporation ("OBS"), OSAGE SYSTEMS GROUP MINNESOTA, INC., a Minnesota corporation ("OSGM"), OSAGE iXi, Inc., a Delaware corporation ("Osage iXi") (Osage, Osage Computer, SolSource, HV Jones, OST, OBS, OSGM and Osage iXi also referred to individually as "Seller" and collectively as "Sellers"), POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Pomeroy") and POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation ("PSIS") (Pomeroy and PSIS also referred to individually as "Purchaser" and collectively as "Purchasers").

WHEREAS, Osage, through its operating subsidiaries, markets a broad range of integration information technology products and professional consulting services throughout the United States;

WHEREAS, Osage, through its operating subsidiaries, is now organized into two strategic business units, Osage Consulting Services and Osage Systems Integration;

WHEREAS, Pomeroy is in the business of marketing and selling a broad range of microcomputers and related processes, including equipment selection, procurement and configuration;

WHEREAS, PSIS is a wholly owned subsidiary of Pomeroy and is a single source provider of integrated desktop management and network services, including life cycle services, Internet working services and user support services;

WHEREAS, Pomeroy desires to purchase certain of the assets of Sellers used in its Systems Integration Business that relate to the selling of integrated information technology products ("Business No. 1"), and PSIS desires to purchase certain of the assets of Sellers related to various services provided by Sellers to the customers of the Systems Integration Business and certain assets relating to various services provided by Sellers to the customers of its professional consulting services business ("Business No. 2"), and Sellers desire to sell such assets free and clear of all liens, claims and encumbrances, in accordance with
Section  363(f)  of  the  Bankruptcy  Code;  and

WHEREAS, the Sellers will, within six (6) days after the execution of this Agreement, file with, and seek approval of this Agreement by, the Bankruptcy Court (defined herein), in a case(s) commenced by a voluntary petition(s) for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court"), to be jointly administered as In Re: Osage Systems Group,
                                                     ---------------------------
Inc.,  et  al  (the  "Bankruptcy  Case");
-------------

NOW THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:


                                       1.
                                      TERMS
                                      -----

1.1  Agreement.
     ---------

     Each  Seller  agrees  to sell and convey to Pomeroy the assets set forth in
     Section 1.2 owned by such entity. Each Seller agrees to sell and convey to PSIS the assets set forth in Section 1.3 owned by such entity. Pomeroy agrees to purchase the assets set forth in Section 1.2, and PSIS agrees to purchase the assets set forth in Section 1.3. The agreements of Pomeroy and PSIS and each Seller are expressly conditioned upon the terms, conditions, covenants, representations and warranties as hereinafter set forth, including the approval of the Bankruptcy Court.

1.2  Assets  to  be  Sold  by  Each  Seller  and  Purchased  by  Pomeroy
     -------------------------------------------------------------------

     At the Closing (hereinafter defined) of this Agreement, Pomeroy shall purchase and each Seller shall sell all the assets of such Seller used in Business No. 1 except for assets to be acquired by PSIS pursuant to Section
     1.3 and Excluded Assets (hereinafter defined). Such assets ("Purchased Assets No. 1") shall include, but not be limited to:

     (a) The inventory of Sellers related to committed transactions with various customers of Sellers, to be listed on a schedule supplied by the Sellers not less than two business days prior to the Closing and agreed to by Pomeroy not less than one business day prior to the Closing (the "Committed Inventory");

     (b) Furniture, fixtures and other fixed assets (other than leasehold improvements) the net book value of which is reflected on Exhibit A attached to this Agreement, subject to changes in the ordinary course of business prior to the Closing (the "Fixed Assets");

     (c) Leasehold improvements of Sellers at locations as to which Pomeroy assumes a lease pursuant to Section 1.5 of this Agreement;

     (d) A vendor receivable from Sun Microsystems Corporation relating to market development funds in the amount of Three Hundred Ninety-Five Thousand Two Hundred Twenty-Two Dollars ($395,222.00) as of November 30, 2000, as shown on the books of Sun Microsystems Corporation as of the Closing Date and reflecting increases or decreases for operations in the ordinary course of business from November 30, 2000 to the Closing Date (the "Vendor Receivable");

     (e) Intangible assets of Sellers which are used in Business No. 1, including, without limitation, various contract rights and agreements, customer lists and records and related information, supplier agreements, service marks and the right to use the corporate and trade name of or used by any Seller, or any derivative thereof, all or a part of the corporate or trade name and any Internet domain names, to be selected by Pomeroy;

     (f) Any telephone numbers used in Business No. 1 of Sellers, to be selected by Pomeroy.

1.3  Assets  to  be  Sold  by  Each  Seller  and  Purchased  by  PSIS
     ----------------------------------------------------------------

     At the Closing of this Agreement, PSIS shall purchase and each Seller shall sell certain assets of Sellers used in Business No. 1 as described in this section and all the assets of such Seller used in Business No. 2 except for Excluded Assets. Such assets ("Purchased Assets No. 2") shall include, but not be limited to:

     (a) Certain computer software, licenses and rights and similar items used in the marketing of Business No. 1 and Business No. 2 of Sellers, to be selected by PSIS;

     (b) Certain intangible assets of Sellers, to be selected by PSIS, which are used in Business No. 1 and Business No. 2, including without limitation, various contract rights and agreements, customer lists and records and related information, supplier agreements and related information, consulting agreements, service marks, and the right to use the corporate and trade name of or used by any Seller, or any derivative thereof, all or a part of the corporate or trade name;

     (c) Any telephone numbers used in Business No. 2, to be selected by Pomeroy;

     (d) Certain service contracts relating to Business No. 1 which are set forth in Exhibit B attached hereto (the "Assumed Service Contracts"); and

     (e) Certain maintenance contracts relating to Business No. 1 and Business No. 2 subject to review thereof and acceptance by PSIS and for which satisfactory agreements have been reached with MRE Systems, Inc., d/b/a GE Access, relating thereto, provided that the assumption and assignment of such maintenance contracts is authorized by the Bankruptcy Court.

1.4  Excluded  Assets.
     ----------------

     The excluded assets are set forth on Exhibit C attached hereto (the "Excluded Assets").

1.5  Lease  Agreements.
     -----------------

     Sellers individually or jointly, are the lessees under certain lease agreements covering the real and tangible personal properties described in Exhibit D.

     No later than fifteen (15) days before the expiration of any deadline to assume or reject leases established by the order of the Bankruptcy Court on the motion of the Sellers referred to in Section 7.2(f), Pomeroy and/or PSIS shall designate those lease agreements from Exhibit D which it chooses to assume (the "Assumed Leases"). Neither Pomeroy nor PSIS shall have any liability or obligation with respect to any lease agreement not so designated. With respect to the Assumed Leases, Sellers shall promptly file with the Bankruptcy Court the necessary and appropriate motion pursuant to
     Section 365 of the Bankruptcy Code to assume and assign to Pomeroy and/or PSIS the Assumed Leases. Any such assumption and assignment to Pomeroy and/or PSIS shall be effective as of the date of entry of an order of the Bankruptcy Court approving such assignment and assumption (the "Lease Assumption Date"). To the extent necessary, Pomeroy and/or PSIS shall pay any cure amounts owing under the Assumed Leases as set forth in Section 2.2 herein.

     On or promptly after the Lease Assumption Date, subject to the entry of the Bankruptcy Court Order, Seller and Pomeroy or PSIS shall execute necessary documentation for the assignment of the Assumed Leases and all of such Seller's right and interest thereunder to Pomeroy and/or PSIS, as agreed upon by the parties, and shall assign all its respective rights and interest in the Assumed Leases to Pomeroy and/or PSIS, as applicable. Pomeroy and/or PSIS, as applicable, shall indemnify and hold each Seller harmless from any liability with respect to the Assumed Leases occurring after the Lease Assumption Date which is assumed by such party.

     Sellers retain the right to seek in the Bankruptcy Case the assumption or rejection of any of the leases described in Exhibit D which are not Assumed Leases.

     The assignment to and assumption by Pomeroy of the Assumed Leases as provided in this Section is not a condition precedent to the obligation of the Seller to sell or Pomeroy to purchase the Purchased Assets No. 1 and the Purchased Assets No. 2 as provided in this Agreement.

1.6  Other  Executory  Contracts.
     ---------------------------

     (a)  If  any  assets to be acquired by Pomeroy pursuant to Sections 1.2 and
          1.3 constitute executory contracts and any Seller is in default under any of such executory contracts, PSIS shall pay all cure amounts owing under such executory contracts upon earlier of the Closing Date or entry of an order by the Bankruptcy Court authorizing the assumption and assignment of the such executory contracts, which amounts shall be an offset against the amount due under the Promissory Note delivered in payment of the purchase price in accordance with Section 3.2(a).

     (b) Sellers retain the right to assume or reject in the Bankruptcy Case any executory contract(s) (as defined in Bankruptcy Code Sec.365) that are not assumed by Pomeroy and/or PSIS.

1.7  Instruments  of  Transfer.
     -------------------------

     Except as otherwise provided herein, subject to the entry of the Bankruptcy Court Order, at Closing each Seller will deliver to Pomeroy and PSIS, respectively, such bills of sale, endorsements, assignments and other good and sufficient instruments of transfer and assignment as shall be effective to vest in Pomeroy and PSIS, as applicable, good title and interest in and to Purchased Assets No. 1 and Purchased Assets No. 2, respectively. At or after the Closing, and without further consideration, each Seller will execute and deliver to Pomeroy and PSIS, as applicable, such further instruments of conveyance and transfer and take such other action as Pomeroy and/or PSIS may reasonably request in order to more effectively convey and transfer to Pomeroy and/or PSIS, as applicable, any of the Purchased Assets No. 1 and/or Purchased Assets No. 2 or for aiding and assisting and collecting and reducing to possession and exercising rights with respect thereto. In addition to the foregoing, each Seller will deliver to Pomeroy and PSIS, as applicable, the originals or copies of all such Sellers books, records and other data relating to Purchased Assets No. 1 and Purchased Assets No. 2, respectively, and simultaneously with such delivery, each Seller shall take all such acts as may be necessary to put Pomeroy in actual possession and operating control of Purchased Assets No. 1 and put PSIS in actual possession and operating control of Purchased
     Assets  No.  2.


                                       2.
                                       --
                           ASSUMPTION  OF LIABILITIES
                           --------------------------

2.1  Committed  Inventory.
     --------------------

     Pomeroy will assume, as of the Closing Date, the rights and obligations of Sellers under certain purchase contracts for the Committed Inventory but only to the extent the corresponding benefits and obligations therefrom are assigned to and assumed by Pomeroy pursuant to approval of the Bankruptcy Court.

2.2  Assumed  Leases.
     ---------------

     Pomeroy will assume, as of the Lease Assumption Date, the rights and obligations of Sellers under the Assumed Leases but only to the extent the corresponding benefits and obligations therefrom are assigned to and assumed by Pomeroy pursuant to approval of the Bankruptcy Court. If and to the extent that any Seller is in default under any Assumed Leases, Pomeroy shall pay on the Lease Assumption Date all cure amounts owing under the Assumed Leases and any amount so paid by Pomeroy shall be an offset against the amount due under the Promissory Note delivered in payment of the purchase price in accordance with Section 3.2(a).

2.3  Assumption  of  Service  Contracts.
     -----------------------------------

     PSIS will assume, as of the Closing Date, the rights and obligations of Sellers under the Assumed Service Contracts, but only to the extent the corresponding benefits and obligations therefrom are assigned to and assumed by PSIS pursuant to approval of the Bankruptcy Court. If and to the extent that any Seller is in default under any of the Assumed Service Contracts, PSIS shall pay all cure amounts owing under the Assumed Service Contracts upon earlier of the Closing Date or entry of an order by the Bankruptcy Court authorizing the assumption and assignment of the Assumed Service Contracts, which amounts shall be an offset against the amount due under the Promissory Note delivered in payment of the purchase price in accordance with Section 3.2(a).

2.4  Assumption  of  Multi-Year Maintenance Agreements.  PSIS will assume, as
     -------------------------------------------------
     of the Closing Date, the rights and obligations of Sellers under any Multi-Year Maintenance Agreement that PSIS elects to acquire pursuant to
     Section  1.3(e).

2.5  Excluded  Liabilities.
     ----------------------

     Notwithstanding anything in this Agreement to the contrary, Pomeroy and PSIS shall not assume or become responsible for any claim, liability or obligation of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise (a "Liability") of any of the Sellers except as set forth in Sections 1.6, 2.1, 2.3 and 2.4. Without limiting the generality of the foregoing, the following are included among the Liabilities of any of the Sellers which Pomeroy and PSIS shall not assume or become responsible for:

     (a) all Liabilities for any taxes whether deferred or which have accrued or may accrue or become due and payable by any of the Sellers either prior to, on or after the Closing Date, including, without limitation, all taxes and fees of a similar nature arising from the sale and transfer of Purchased Assets No. 1 and Purchased Assets No. 2 to Pomeroy and PSIS, respectively, other than sales and transfer taxes that are imposed on the buyer according to applicable law;

     (b) all Liabilities and obligations to directors, officers, employees or agents of any of the Sellers including, without limitation, all Liabilities and obligations for wages, salary, bonuses, commissions, vacation or severance pay, profit sharing or pension benefits, and all Liabilities and obligations arising under any bonus, commission, salary or compensation plans or arrangements, whether accruing prior to, on or after the Closing Date;

     (c) all Liabilities and obligations with respect to unemployment compensation claims and workmen's compensation claims and claims for race, age and sex discrimination or sexual harassment or for unfair labor practice based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any of the Sellers' employees, prior to, on or after the Closing Date;

     (d) all Liabilities of any of the Sellers to third parties for personal injury or damage to property based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any third party prior to, on or after the Closing Date;

     (e) all Liabilities and obligations of any of the Sellers arising under or by virtue of federal or state environmental laws based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted prior to, on or after the Closing Date;

     (f) all Liabilities of any of the Sellers including any costs of attorneys' fees incurred in connection therewith, for litigation, claims, demands, or governmental proceedings arising from occurrences, circumstances or events, or exposure to conditions occurring or existing prior to the Closing Date;

     (g) all Liabilities based on any theory of liability or product warranty with respect to any product manufactured or sold prior to the Closing Date and for which any claim may be asserted by any third party, prior to, on or after the Closing Date;

     (h) all attorneys' fees, accountants' or auditors' fees, and other costs and expenses incurred by any of the Sellers in connection with the negotiation, preparation and performance of this Agreement or any of the transactions contemplated hereby;

     (i) all Liabilities of any of the Sellers in connection with the Excluded Assets;

     (j) any Liabilities of any of the Sellers with respect to any options, warrants, agreements or convertible or other rights to acquire shares of its capital stock of any class and/or of its membership interests of any class, respectively;

     (k) any Liabilities of any of the Sellers incurred incident to any indemnification for breach of any representations, warranties, covenants, or other agreements made by any of the Sellers under any of the asset purchase, stock, reorganization, or other legal transaction(s) set forth in Exhibit E;

     (l) any Liabilities of any of the Sellers with respect to any loans or advances made by any Seller;
     (m) all other debts, Liabilities, obligations, contracts, and commitments (whether direct or indirect, known or unknown, contingent or fixed, liquidated or unliquidated, and whether now or hereinafter rising) arising out of or relating to the ownership, operation or use of any Purchased Assets No. 1 and/or Purchased Assets No. 2 on or prior to the Closing Date or the conduct of the Business No. 1 of the Sellers and/or Business No. 2 of the Sellers prior to the Closing Date, except only for the liabilities and obligations to be assumed or paid, performed or discharged by Pomeroy and/or PSIS as set forth in Sections 1.6, 2.1, 2.2, 2.3 and 2.4.

                                       3.
                                 PURCHASE PRICE
                                 --------------

3.1  Amount  of  Purchase Price.  The purchase price for the Purchased Assets
     --------------------------
     No. 1 and the Purchased Assets No. 2 to be acquired by Pomeroy and PSIS shall be the sum of:

     (a) the net book value of the Fixed Assets as of the Closing Date (which amount was $1,355,706 as of December 31, 2000 and will be increased by acquisitions or decreased by dispositions, depreciation and amortization of Fixed Assets in the ordinary course of business prior to the Closing Date);

     (b)  the  amount  of  the  Vendor  Receivable  as  of  the  Closing  Date;

     (c) the value of the Committed Inventory determined by its cost as of the Closing Date;

     (d) $1,000,000.00, to be allocated between Business No.1 and Business No. 2 as agreed by the parties.

     The purchase price to be paid to the Sellers hereunder by Pomeroy and PSIS, as applicable, shall be allocated as set forth on Exhibit F attached hereto. Each Seller and Pomeroy and PSIS agree that each shall act in a manner consistent with such allocation in (a) filing Internal Revenue Form 8594; and (b) in paying sales and other transfer taxes in connection with the purchase and sale of assets pursuant to this Agreement. To the extent that any transactions contemplated herein are not exempt from sales and other transfer taxes pursuant to Section 1146(c) of the Bankruptcy Code, Pomeroy and PSIS shall pay such sales and other transfer taxes, and any such costs will not be deducted from the purchase price to be paid to the Sellers hereunder.

3.2  Payment  of  Purchase  Price.  The  purchase  price  shall be payable to
     ----------------------------
     Sellers or to its creditors as may be directed by the Bankruptcy Court by Pomeroy and PSIS, as applicable, in the following manner:

     (a) A promissory note in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00), which shall be due within ninety (90) days of the Closing and shall bear interest at the prime rate of Chase Manhattan Bank, substantially in the form attached hereto as Exhibit
          G. The Note will be subject to an offset determined by a formula to be set forth in the Note relating to the voluntary termination of employment by 43 key employees, to be identified on a list countersigned by Pomeroy, PSIS and the Seller, during such ninety day period, along with any cure payments that Pomeroy or PSIS may be required to pay pursuant to the provisions of Sections 1.6, 2.2 or 2.3;

     (b) the balance of the purchase price in cash by wire transfer and immediately available funds on the Closing Date.


                                       4.
                       COVENANT NOT TO COMPETE AGREEMENTS
                       ----------------------------------

4.1  Covenant  Not  to  Compete  Agreements  of  Sellers.
     ---------------------------------------------------

     At Closing, each Seller shall enter into Covenant Not to Compete Agreements with Pomeroy and PSIS, substantially in the forms attached hereto and made a part hereof as Exhibits H and I, respectively.


                                       5.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

     Each  Seller hereby represents and warrants to Pomeroy and PSIS as follows:

5.1  Organization.
     ------------

     Each Seller is a corporation validly existing and in good standing under the laws of the State of its incorporation. Each Seller has all requisite power and authority to carry on Business No. 1 and Business No. 2, as applicable, as it is now being conducted, subject to the provisions of any order of the Bankruptcy Court.

5.2  Authority.
     ---------

     Subject only to approval by the Bankruptcy Court, each Seller has the corporate power and authority to perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by each Seller's Board of Directors.

5.3  Title  to  Properties  and  Conditions.
     --------------------------------------

     Each Seller has good and marketable title to the Purchased Assets No. 1 and Purchased Assets No. 2 being sold hereunder. When sold in accordance with the Bankruptcy Court Order, the Purchased Assets No. 1 and Purchased Assets No. 2 will not be subject to any claims, liens, interests, mortgages, charges or other encumbrances arising through the Sellers. The Sellers have not entered into any prior agreement to sell or transfer the Purchased Assets No. 1 or Purchased Assets No. 2. Subject to any provisions of the Bankruptcy Court Order, the assets purchased pursuant to this Agreement are sold "As Is", "Where Is" and with all faults. Each Seller warrants only that title conveyed is good and transfer rightful. This warranty is made by the Sellers in lieu of all other warranties, express or implied.

5.4  Brokers  and  Finders.
     ---------------------

     None of the Sellers have employed any broker, agent or finder or incurred any liability for any brokerage fees, agent commission or finder's fees in connection with the transaction contemplated hereby for which Pomeroy or PSIS or any third party shall have any liability.


                                       6.
                    REPRESENTATIONS AND WARRANTIES OF POMEROY
                    -----------------------------------------

     Pomeroy hereby represents and warrants to the Sellers that the following statements are true and correct as of the date hereof.

6.1  Organization,  Good  Standing  and  Power  of  Pomeroy.  Pomeroy  is  a
     ------------------------------------------------------
     corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement and the transaction contemplated hereby will be, on or before the date referred to in Sections 8.3 and 8.4 of this Agreement, duly authorized by Pomeroy's Board of Directors and its senior lender, Deutsche Financial Services Corporation. This Agreement is a valid and binding obligation of Pomeroy, enforceable in accordance with its terms except that such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws.

6.2  Brokers  and  Finders.
     ---------------------

     Pomeroy has not employed any broker, agent or finder or incurred any liability for any brokerage fees, agent commission or finder's fees in connection with the transaction contemplated hereby for which any Seller or any third party shall have any liability.

6.3  Organization,  Good  Standing  and Power of PSIS.  PSIS is a corporation
     ------------------------------------------------
     duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement and the transaction contemplated hereby will be, on or before the date referred to in Sections 8.3 and 8.4 of this Agreement, duly authorized by PSIS's Board of Directors and its senior lender, Deutsche Financial Services Corporation. This Agreement is a valid and binding obligation of PSIS, enforceable in accordance with its terms except that such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws.

6.4  Brokers  and  Finders.
     ---------------------

     PSIS has not employed any broker, agent or finder or incurred any liability for any brokerage fees, agent commission or finder's fees in connection with the transactions contemplated hereby for which any Seller or any third party shall have any liability.


                                       7.
                      CERTAIN UNDERSTANDINGS AND AGREEMENTS
                      -------------------------------------

7.1  Disposition of Assets.  From the date hereof to the Closing Date, except
     ---------------------
     as may be authorized by the Bankruptcy Court, none of Purchased Assets No. 1 or Purchased Assets No. 2 will be sold, conveyed or otherwise disposed of by any Seller without Pomeroy's or PSIS's prior written approval of the terms and conditions of such sale, other than the sale of inventory and other assets in the ordinary course of business of any Seller.

7.2  Motion  to  the  Bankruptcy  Court.
     ----------------------------------

     Promptly after the commencement of the Bankruptcy Case, the Sellers shall file with the Bankruptcy Court a motion for orders (a) authorizing the sale of the Sellers' assets as provided herein free and clear of all liens pursuant to Section 363(f) of the Bankruptcy Code, (b) authorizing the Sellers, as Chapter 11 debtors-in-possession (the "Debtors") to conduct an auction to sell such assets to Pomeroy and PSIS or to any higher and better bidder, (c) approving a break-up fee in the amount of $250,000 (the "Break-Up Fee") and certain bidding procedures in such auction and sale (including an initial minimum bid of $250,000 in excess of the purchase price in Section 3.1 of this Agreement and subsequent bidding in increments of $25,000, and a minimum good faith deposit of $500,000), and scheduling a hearing and fixing the manner of sale and notice of such auction and sale,
     (d) scheduling a preliminary hearing on shortened notice and fixing the manner and extent of notice to consider the Break-Up Fee and bidding procedures, (e) authorizing the assumption and assignment to Pomeroy of the Assumed Service Contracts and any other executory contracts included in the Purchased Assets No. 1 and the Purchased Assets No. 2, (f) extending the time to accept or reject leases of real or personal property of the Sellers to a date not less than 120 days after the commencement of the Bankruptcy Case and (g) granting such other relief as the Bankruptcy Court shall deem appropriate.

7.3  Conduct  of  Business.  Each  Seller agrees that from the date hereto to
     ---------------------
     the Closing Date, except as otherwise set forth in this Agreement or permitted by the Bankruptcy Code, by any order of the Bankruptcy Court, or to the extent consented to in writing by Pomeroy and PSIS, or as expressly contemplated hereby, each Seller:

     (a) will operate the Purchased Assets No. 1 and Purchased Assets No. 2 and Business No. 1 and Business No. 2 as presently operated consistent with past practices, except for the filing of the Bankruptcy Case and the 363(f) motion;

     (b) will promptly advise Pomeroy and PSIS in writing of any material loss, damage or destruction of or to the Purchased Assets No. 1 or Purchased Assets No. 2;

     (c) will not incur any indebtedness, liability or obligation (whether absolute, approved, contingent or otherwise) in connection with the Purchased Assets No. 1 or Purchased Assets No. 2 other than in the ordinary course of business, or as may be authorized by the Bankruptcy Court;

     (d) except as may be authorized by the Bankruptcy Court, will not permit, create or assume any mortgage, lien, pledge, charge or encumbrance with respect to Purchased Assets No. 1 or Purchased Assets No. 2.

7.4  Access  to Information.  From the date hereof until Closing, each Seller
     ----------------------
     shall make available or cause to be made available to the accountants, attorneys or other representatives of Pomeroy and PSIS for examination during normal business hours, upon reasonable requests, all properties, assets, books of accounts, title papers, insurance policies, contracts, leases, commitments, records and other documents of every character relating to Business No. 1 and Business No. 2.

7.5  Collection  of  Accounts  Receivable.  Subject  to  authorization by the
     ------------------------------------
     Bankruptcy Court, Pomeroy shall have the option to enter into a Service Contract with the Sellers pursuant to which Pomeroy will collect for the account of the Sellers the accounts receivable of the Sellers outstanding as of the Closing Date.

7.6  Other  Actions.  From  the  date hereof until Closing, each Seller shall
     --------------
     not take any action which shall prevent the representations, warranties and covenants of Sellers set forth herein from being true and correct at the Closing.

7.7  Occupancy  Pending Assumption of Leases.  After the Closing and prior to
     ---------------------------------------
     the Lease Assumption Date, the Sellers shall permit Pomeroy and PSIS to occupy and use the real property described in Exhibit D to the extent necessary for the use of the Purchased Assets No. 1 and the Purchased Assets No. 2, provided that Pomeroy or PSIS pays all rent and other costs of the use and occupancy of such premises.
                                       8.
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                       -----------------------------------
                               OF POMEROY AND PSIS
                               -------------------

     The obligation of Pomeroy and PSIS to consummate the transactions contemplated hereby shall be subject to the following conditions:

8.1 Pomeroy and PSIS shall acquire all necessary permits from federal, state and local agencies that are necessary to conduct business in the states of Arizona, Texas, Florida, Illinois, and Minnesota.

8.2 Pomeroy and PSIS shall have completed their due diligence investigation of the books and records of each Seller to their satisfaction. This condition shall be deemed to have been waived by Pomeroy and PSIS unless Pomeroy and

     PSIS notify the Sellers of their election to terminate this Agreement on or before the 14th day after the commencement of the Bankruptcy Case.

8.3 Pomeroy and PSIS shall have obtained the consent of their primary lender, Deutsche Financial Services Corporation, to the transaction. This condition shall be deemed to have been waived by Pomeroy and PSIS unless Pomeroy and PSIS notify the Sellers of their election to terminate this Agreement on or before the 14th day after the commencement of the Bankruptcy Case.

8.4 The transactions shall have been approved by the Board of Directors of Pomeroy and PSIS, respectively. This condition shall be deemed to have been waived by Pomeroy and PSIS unless Pomeroy and PSIS notify the Sellers of their election to terminate this Agreement on or before the 14th day after the commencement of the Bankruptcy Case.

8.5 Pomeroy and/or PSIS shall have entered into Employment Agreements with key employees of Sellers identified by Pomeroy or PSIS (including, but not limited to, certain system engineers and Java programmers that are currently providing services to Sellers' consulting unit) on terms that are mutually agreeable to such parties, subject in any event to the approval by the Bankruptcy Court of the sale of the assets to Pomeroy and PSIS. This condition shall be deemed to have been waived by Pomeroy and PSIS unless Pomeroy and PSIS notify the Sellers of their election to terminate this Agreement on or before the 14th day after the commencement of the Bankruptcy Case.

8.6 The representations and warranties of each Seller contained in this Agreement shall be true and correct, in all material respects, as of the Closing Date and each of the covenants, agreements and obligations to be performed by each Seller on or before the Closing Date pursuant to the terms hereof shall have been performed, in all material respects, on or before the Closing Date.

8.7 Except for the filing of the Bankruptcy Case or as may be authorized by an order of the Bankruptcy Court, no material loss, damage or destruction shall have occurred to the Purchased Assets No. 1 or Purchased Assets No. 2, which loss, damage or destruction cannot reasonably be repaired within ninety (90) days after the date of such loss, damage or destruction.

8.8 Except for the filing of the Bankruptcy Case or as may be authorized by an order of the Bankruptcy Court, no action, suit or proceedings against any of the parties hereto shall be issued or pending before any court or governmental agency seeking to restrain or prohibit the transactions contemplated by this Agreement.

8.9 A bid procedures order (the "Bid Procedures Order") shall have been entered by the Bankruptcy Court within 20 days of execution of this Agreement, unless otherwise agreed to by the parties, establishing such bid procedures, granting such bid procedures, bidder protections, bidder qualifications and appropriate Break-Up Fee and addressing such other matters as such Sellers and Pomeroy and PSIS mutually agree upon, including, but not limited to, reimbursement of Pomeroy's and PSIS's costs not to exceed $250,000 (encompassed in the proposed Break-Up Fee) in the event that Pomeroy and PSIS are not the successful bidders in any sale of Purchased Assets No. 1 and Purchased Assets No. 2 conducted in the
     Bankruptcy Case, an initial minimum bid of $250,000 in excess of the purchase price in Section 3.1 and subsequent bidding in increments of $25,000, and a minimum good faith deposit of $500,000.

8.10 Final  Order  of  Bankruptcy  Court.
     -----------------------------------

     The Bankruptcy Court shall have entered an order (the "Bankruptcy Court Order") in form and substance satisfactory to Pomeroy and PSIS, authorizing and directing each Seller to (a) sell Purchased Assets No. 1 and Purchased Assets No. 2 to Pomeroy and PSIS, as applicable, free and clear of all liens, claims, interests and encumbrances in accordance with Section 363(f) of the Bankruptcy Court, and (b) to assign the Assumed Service Contracts to Pomeroy and PSIS, as applicable, in accordance with Section 365 of the Bankruptcy Code. The Bankruptcy Court Order shall become a Final Order on or before April 30, 2001, or such other date as is agreed to by the parties in accordance with this Agreement. For purposes of this Agreement, a "Final Order" shall mean an order or judgment of the Bankruptcy Court or other court of competent jurisdiction (i) which has not been reversed, stayed, modified or amended and as to which the time to appeal or seek review, reconsideration or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for re-argument, review, reconsideration or rehearing shall be pending or (ii) for which an appeal, writ of certiorari, re-argument or rehearing thereof has been sought, and
               ----------
     as  to  which  such  order  was  appealed,  or  certiorari,  re-argument or
                                                     ----------
     rehearing shall have been denied and the time to take any further appeal, petition for certiorarior move for re-argument or rehearing shall have
                    ------------
     expired, so that in the event of either (i) or (ii), such order or judgment shall have become final and non-appealable in accordance with applicable law; provided, however, that the possibility that a motion under Rules 59
           -------------------
     or 60 of the Federal Rules of Civil Procedure or any analogous rule under the Bankruptcy Rules may be, but has not then been, filed with respect to such order or judgment shall not cause such order or judgment not to be a Final Order, and provided further that nothing herein will preclude the
                    ---------------------------
     Sellers  and  the  Purchasers  from closing in reliance upon the Bankruptcy
     Court Order and Section 363(m) of the Bankruptcy Code, when and if they agree to do so in their sole discretion, regardless of whether the Bankruptcy Court Order has become a Final Order as heretofore described, and so long as the Bankruptcy Court Order is in full force and effect and has not been reversed, modified, or stayed.

8.11 The Bankruptcy Court shall have entered an order on the Sellers' motion referred to in Section 7.2(f) of this Agreement extending the time for assuming or rejecting leases to 120 days after the commencement of the Bankruptcy Case.

8.12 The Bankruptcy Case shall have been commenced not later than six (6) days after the execution and delivery of this Agreement.

8.13 Each Seller shall have delivered to Pomeroy and PSIS, as applicable, at or before Closing, the following documents, all of which shall be in form and substance reasonable acceptable to Pomeroy and PSIS and their counsel:

     (a)  Instruments  of  transfer  required  by  Section  1.7;

     (b) Copies of resolutions of the Board of Directors of each Seller and any other necessary corporate actions, certified by the Secretary or Assistance Secretary of each Seller, authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and attesting to the signatures of the officers signing documents on behalf of each Seller;

     (c) Each Seller shall have entered into the non-competition agreements as set forth in Exhibits H and I; and

     (d) Possession of Purchased Assets No. 1 and Purchased Assets No. 2 shall be provided to Pomeroy and PSIS, as applicable.


                                       9.
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS
                 ----------------------------------------------

     The obligations of each Seller to consummate the transactions contemplated hereby shall be subject to the following conditions:

9.1 Each Seller will have obtained the consent of its senior lender, if required, to the sale of the Purchased Assets No. 1 and Purchased Assets No. 2 and all other consents and approvals of any third party whose consent is required in connection with the transactions contemplated by this Agreement.

9.2 The representations and warranties of Pomeroy and PSIS contained in this Agreement shall be true and correct as of the Closing Date and each of the covenants, agreements and obligations to be performed by Pomeroy and PSIS on or before the Closing Date pursuant to the terms hereof shall have been performed on or before the Closing Date.

9.3  Final  Order  of  Bankruptcy  Court.  The  Bankruptcy  Court  shall  have
     -----------------------------------
     entered the Bankruptcy Court Order in form and substance satisfactory to each Seller authorizing and directing each Seller to (a) sell Purchased Assets No. 1 and Purchased Assets No. 2 to Pomeroy and PSIS, as applicable, free and clear of all liens, claims, interests and encumbrances in accordance with Section 363(f) of the Bankruptcy Code, and (b) to assign the Assumed Service Contracts to Pomeroy and PSIS, as applicable, in accordance with Section 365 of the Bankruptcy Code. The Bankruptcy Court Order shall become a Final Order on or before April 30, 2001, or such other date as is agreed to by the parties in accordance with this Agreement.

9.4 Pomeroy and PSIS, as applicable, shall have delivered to the Sellers at or before Closing, the following documents, all of which shall be in form and substance reasonably acceptable to the Sellers and their counsel:

     (a) A certified or bank cashier's check or wire transfer for the aggregate amount to be paid to Sellers or as otherwise directed by the Bankruptcy Court at the Closing pursuant to Section 3.2(b);

     (b) A promissory note made payable to Sellers as seat forth in Section 3.2(a);

     (c) An Assumption of Liabilities Agreement under which Pomeroy and/or PSIS, as applicable, assumes the contracts set forth in Section 1.6, 2.1, 2.2, 2.3 and 2.4; respectively;

     (d) Copies of resolutions of the Board of Directors of Pomeroy and PSIS, certified by the Secretary of Pomeroy and PSIS, respectively, authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and attesting to the signatures of the officers signing documents on behalf of Pomeroy and PSIS.


                                       10.
                 SURVIVAL OF AND RELIANCE UPON REPRESENTATIONS,
                 ----------------------------------------------
                    WARRANTIES AND AGREEMENT; INDEMNIFICATION
                    -----------------------------------------

10.1  Survival  of  Representations  and  Warranties:
      ----------------------------------------------

     The parties acknowledge and agree that all representations, warranties and agreements contained in this Agreement or in any agreement, instrument, exhibit, certificate, schedule or other document delivered in connection herewith, shall survive the Closing and continue to be binding upon the party giving such representation, warranty or agreement and shall be fully enforceable to the extent provided for herein, at law or in equity, for a period beginning on the Closing Date and ending 180 days thereafter, except for the representations and warranties set forth in Sections 5.2, 5.3, 6.1 and 6.3, which shall survive the Closing Date and shall terminate in accordance with the statute of limitations governing written contracts in the State of Arizona, and Exhibits H and I, which shall terminate as provided therein.

10.2 Indemnification  by  Sellers.
     ----------------------------

     Sellers shall indemnify Pomeroy and PSIS against and hold them harmless from:

     (a) any and all loss, damage, liability or deficiency resulting from or arising out of any inaccuracy in or breach of any representation, warranty, covenant, or obligation made or incurred by any Seller herein or in any other agreement, instrument or document delivered by or on behalf of any Seller pursuant to the provisions of the Agreement;

     (b) any imposition (including by operation of law) or attempted imposition by a third party upon Pomeroy and/or PSIS of any liability of any Seller which Pomeroy or PSIS has not specifically agreed to assume pursuant to Sections 1.6, 2.1, 2.2, 2.3 or 2.4 of this Agreement;

     (c) any and all costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing.

10.3  Indemnification  by  Pomeroy  and/or  PSIS.
      -------------------------------------------

     Pomeroy and PSIS, as applicable, shall indemnify each Seller against and hold them harmless from:

     (a) any and all loss, damage, liability or deficiency resulting from or arising out of Pomeroy's and PSIS's operations subsequent to the Closing;

     (b) any inaccuracy in or breach of any representation, warranty, covenant or obligation made or incurred by Pomeroy and/or PSIS, as applicable herein, or in any other agreement, instrument, or document delivered by or on behalf of such party pursuant to the provisions of this Agreement;

     (c) any obligation of Pomeroy and/or PSIS emanating out of the assumption of certain leases, service contracts, committed inventories or other agreements as set forth in Sections 1.6, 2.1, 2.2, 2.3 and 2.4, respectively; and

     (d) any and all related costs and expenses (including reasonable legal and accounting fees).

                                       11.
                             DEFAULT AND TERMINATION
                             -----------------------

11.1 A party shall "default" under this Agreement if it makes any material misrepresentation to the other party in connection with this Agreement, or breaches or fails to perform any of its representations, warranties or covenants contained in this Agreement.

11.2 If either party desires to terminate this Agreement because it believes the other to be in default hereunder, the former party shall provide the other with written notice specifying in reasonable detail the nature of such default. If the default is not curable or has not been cured within ten
     (10) days after delivery of that notice (or such additional reasonable time as the circumstances may warrant provided the default is curable and the party in default undertakes diligent, good faith efforts to cure the default within such ten (10) day period and continues such efforts thereafter), then the party giving such notice may terminate this Agreement and/or exercise the remedies available to such party pursuant to this

     Agreement, subject to the right of the other party to contest such action though appropriate proceedings. Notwithstanding the foregoing, neither party shall have any right to cure such party's wrongful failure to consummate this transaction, as provided herein, on the Closing Date. The remedy of terminating this Agreement in accordance with this Section shall not be exclusive of any other rights which a party may have to terminate this Agreement under any other provisions hereof, or of any other rights or remedies which a party may otherwise have under this Agreement, or any other agreement or instrument, all of which rights and remedies shall be cumulative.

11.3 If a lawsuit is filed by Pomeroy or PSIS or any Seller pursuant to the terms of this Section 11, the prevailing party in the litigation shall be entitled to payment by the losing party of attorneys' fees, costs and other expenses reasonably incurred by the prevailing party in filing and prosecuting the lawsuit.


                                       12.
                                   THE CLOSING
                                   -----------

12.1 Date,  Time  and  Place  of  Closing.
     ------------------------------------

     Closing of the sale and purchase of Purchased Assets No. 1 and Purchases Assets No. 2 (the "Closing") shall take place at the offices of Pomeroy's and PSIS's counsel, Lindhorst & Dreidame Co., L.P.A., 312 Walnut Street, Suite 2300, Cincinnati, Ohio 45202, on the first Business Day which is at least seven (7) days after the Bankruptcy Court Order has become a Final Order, or at such other time or place as may be mutually agreed to in writing by Pomeroy and PSIS and Sellers and as permitted in Section 8.10 (the "Closing Date").


                                       13.
                                  MISCELLANEOUS
                                  -------------

13.1 Except to the extent otherwise specifically provided herein or in the Bid Procedures Order or the Bankruptcy Court Order, Pomeroy and/or PSIS, as applicable, shall pay all of the expenses incident to the transactions contemplated by this Agreement that are incurred by Pomeroy and/or PSIS or their representatives and each Seller shall pay all of the expenses incident to the transactions contemplated by this Agreement that are incurred by each Seller or its respective representatives. Pomeroy and/or PSIS shall pay all sales, transfer, intangible and similar taxes, and all filing of recording fees, if any, in connection with the transactions contemplated by this Agreement. To the extent that any transactions contemplated herein are not exempt from sales and other transfer taxes pursuant to Section 1146(c) of the Bankruptcy Code, Pomeroy and PSIS shall pay such sales and other transfer taxes.

13.2 Except as otherwise expressly agreed herein, each of the parties shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation all legal and accounting fees.

13.3 This Agreement, the construction of this Agreement, all rights and obligations between the parties to this Agreement, and any and all claims arising out of or relating to the subject matter of this Agreement (including all tort claims), shall be governed by the laws of the State of Arizona, without regard to its conflicts of law principles. Any litigation or other legal proceeding of any kind based upon or in any way related to this Agreement, its subject matter, or the rights or obligations of the parties to this Agreement, shall be brought exclusively in an appropriate court of competent jurisdiction (state or federal) located in Maricopa County, Arizona (if the action is brought in state court) or in the District of Arizona (if the action is brought in federal court). Any action brought in such courts shall not be transferred or removed to any other state or federal court. The parties consent to the exercise of jurisdiction over them by the above-named courts (including, but not limited to, the Bankruptcy Court in and for the District of Arizona) as their freely negotiated choice of forum for all actions subject to this forum selection clause.

13.4 This Agreement shall not be assignable by any Seller without the prior written consent of Pomeroy or PSIS, or by Pomeroy or PSIS without the prior written consent of each Seller, provided, however, that Pomeroy or PSIS may
                                     --------  -------  ----
     assign this Agreement without any Seller's consent to a subsidiary or affiliate of Pomeroy or PSIS. Regardless if any such assignment shall occur, Pomeroy and/or PSIS, as applicable, shall remain liable and responsible for the performance of all of Pomeroy's and/or PSIS's obligations, as applicable, under this Agreement.

13.5 Each party acknowledges and agrees that no employee, officer, agent or representative or the other party has the authority to make any representations, statements or promises in addition to or in any way different than those contained in this Agreement, and that it is not entering into this Agreement in reliance upon any representation, statement or promise of the other party except as expressly stated herein.

13.6 This Agreement shall be binding upon, and inure to the benefit of, Pomeroy, PSIS and each Seller, and their respective successors and permitted assigns.

13.7 Neither Sellers nor Pomeroy or PSIS shall make any public announcements concerning this transaction without prior written consent of the other parties hereto, provided that the parties shall issue a mutually agreeable press release regarding any of the transactions contemplated by this Agreement, unless compelled by judicial or administrative process or by other requirements of law, or unless the Sellers and/or Pomeroy or PSIS determines that such announcement is advisable under applicable securities laws, in which event reasonable prior notice of any such disclosure shall be given to the other party.

13.8 This Agreement constitutes the entire agreement and understanding between the parties and supersedes any prior written or oral understandings between them respecting the subject matter hereof. This Agreement may be amended or modified only in a writing signed by Pomeroy, PSIS and each Seller that specifically refers to this Agreement.

13.9 All notices, consents or approvals required hereunder will be in writing and will be deemed to have been received by a party hereto if delivered personally to such party, or sent by facsimile transmission (followed by written confirmation), or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

          To  Pomeroy  at:            Pomeroy  Computer  Resources,  Inc.
                                      1020  Petersburg  Road
                                      Hebron,  KY  41048-8222

          To  PSIS  at:               Pomeroy Select Integration Solutions, Inc.
                                      1020  Petersburg  Road
                                      Hebron,  KY  41048

          With  a  copy  to:          James  H.  Smith,  III,  Esq.
                                      Lindhorst  &  Dreidame
                                      312  Walnut  Street,  Suite  2300
                                      Cincinnati,  OH  45202

          To  Sellers  at:            Osage  Systems  Group,  Inc.,  et  al
                                      1661  East  Camelback,  Suite  245
                                      Phoenix,  AZ  85016

          With  copies  to:           Joseph  Galda,  Esq.
                                      Hodgson  Russ  LLP
                                      One  M&T  Plaza
                                      Buffalo,  NY  14203-2391

                                      John  J.  Dawson,  Esq.
                                      John  A.  Harris,  Esq.
                                      Quarles  &  Brady  Streich  Lang,  LLP
                                      Renaissance  One
                                      Two  North  Central  Avenue
                                      Phoenix,  AZ  85004-2391

13.10 All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by facsimile transmission, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

13.11 The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any of the remaining terms or provisions hereof.

13.12 Each party has been represented by its own counsel in connection with the negotiation and preparation of this Agreement and, consequently, each party hereby waives the application of any rule of law to the effect that any provision of this Agreement shall be interpreted or construed against the party whose counsel drafted that provision.

13.13 Time shall be of the essence in this Agreement and the performance of each and every provision hereof.

13.14 This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

13.15 Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the party entitled to the benefit thereof without affecting any other terms and conditions of this Agreement. Any waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

13.16 Each Seller shall be permitted to retain copies of books and records relating to Purchased Assets No. 1 and/or Purchased Assets No. 2 and shall have access to all original copies of records so delivered to Pomeroy and PSIS at reasonable times, for any reasonable business purpose, for a period of six (6) years after the Closing.

IN WITNESS WHEREOF, the parties have entered into this ASSET PURCHASE AGREEMENT as of the day and year first above written.

                              POMEROY  COMPUTER  RESOURCES,  INC.

                              By:  ___________________________________
                                   Stephen  E.  Pomeroy,  President

                              POMEROY  SELECT  INTEGRATION
                              SOLUTIONS,  INC.

                              By:  ___________________________________
                                   Stephen  E.  Pomeroy,
                                   Chief  Executive  Officer  and  President

                              OSAGE  SYSTEMS  GROUP,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer

                              OSAGE  COMPUTER  GROUP,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer

                              SOLSOURCE  COMPUTERS,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer

                              H.V.  JONES,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer

                              OPEN  SYSTEM  TECHNOLOGIES,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer

                              OPEN  BUSINESS  SYSTEMS,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer


                              OSAGE  SYSTEMS  GROUP  MINNESOTA,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer


                              OSAGE  iXi,  INC.

                              By:  ___________________________________
                                   Phil  Carter
                                   Chairman  and  Chief  Executive  Officer

                                    EXHIBIT A

                                  FIXED ASSETS

                         [To be faxed to working group]

                                    EXHIBIT B

                            ASSUMED SERVICE CONTRACTS

                            ORDER  #
                            --------
                            2487
                            2814
                            160
                            758
                            2565
                            07-995
                            07-252
                            1822
                            07-383
                            07-436
                            07-631
                            1215
                            414
                            07-640
                            1991
                            07-91
                            07-931
                            07-482
                            07-452
                            07-250
                            2865
                            433

                                    EXHIBIT C

                                 EXCLUDED ASSETS


i. Seller's cash, cash equivalents, bank accounts, marketable securities;

ii. Seller's accounts receivable and vendor receivables (other than the Sun Microsystems vendor receivable);

iii. All of Seller's inventory (other than the Committed Inventory);

iv. Seller's corporate records to the extent such records relate to each Seller as a corporate entity, including but not limited to, Seller's Articles of Incorporation, regulations, shareholder records, corporate minute books and other corporate and tax records;

v. Any insurance policy or policies maintained by any Seller covering Business No. 1 or Business No. 2 insuring the assets and property associated therewith against losses and risks;

vi. All of Seller's claims or causes of action vested in Seller pursuant to Sections 544, 545, 547, 548 and 549 of the Bankruptcy
     Code  and  all  remedies available under Bankruptcy
     Code Section 550 relating to monetary payments or other transfers made during the applicable statutory period;

vii.  Rights  of  any  Seller  arising  out  of  the  Asset
     Purchase  Agreement;

viii.All contract rights of any Seller associated with contracts which are not assumed by Pomeroy or PSIS;

ix.  All  life  insurance  owned  by  any  Seller;

x. All federal, state and local tax refunds of Sellers, whether arising now or at any time thereafter;

xi. Any and all insurance claims of any Seller, including but not limited to, any and all claims for business interruption and stop loss;

xii. Any of the Purchase Price being transferred hereunder;

xiii.All rights, title and interest in the proprietary software known as "Vertex";

xiv. Any furniture, fixtures or other assets which are not specifically being purchased by Pomeroy or PSIS pursuant to Sections
     1.2  or  1.3;

xv.  Analysts  Inc.  Service  Agreement;

xvi. Seller's  pre-paid  expenses  and deferred income taxes; and

xvii."Other Assets" as shown on the balance sheet of the Seller as of December 31, 2000.

                                    EXHIBIT D

                             REAL PROPERTY LOCATIONS

                             1661  E.  Camelback,  Suite  245
                             Phoenix,  Arizona  85016
                             1626  W.  Sam  Houston  Parkway  N.
                             Houston,  Texas  77043
                             175  Hansen  Court,  Suite  109
                             Wood  Dale,  Illinois  60191
                             185  Hansen  Court,  Suite 120
                             Wood  Dale,  Illinois  60191
                             441  S.  State  Road  7  #1
                             Pompano  Beach,  Florida  33068
                             1020  Discovery  Road,  Suite  170
                             St.  Paul,  Minnesota  55121
                             7600  Capital  of  Texas  Highway
                             Austin,  Texas  78731
                             13750  San  Pedro,  Suite  600
                             San  Antonio,  Texas  78232
                             8130  Boone  Blvd,  Suite  350
                             Vienna,  Virginia  22182

                                    EXHIBIT E

                          LIST OF CERTAIN TRANSACTIONS

The  acquisition  by  the  Sellers  of  the  following:

          Leveraged  Solutions,  Inc.

          Solsource  Computers,  Inc.

          H.V.  Jones,  Inc.

          Open  System  Technologies,  Inc.

          Open  Business  Systems,  Inc.

          Electronic  Commerce  Network  Solutions  Corporation

          IntraNet  Solutions,  Inc.

          PR  Acquisition  Corp.

          Pacific  Rim  Entertainment,  Inc.

          Osage  Computer  Group,  Inc.

                                    EXHIBIT F

                          ALLOCATION OF PURCHASE PRICE


     Asset                                   Purchase  Price
     -----                                   ---------------

Vendor  Receivable                         Net Book Value as of the Closing Date
                                           as  shown  on  books  of  Sun
                                           Microsystems  Corporation

Committed  Inventory                       Net Book Value as of the Closing Date


Equipment, Furniture and Fixtures          Net Book Value as of the
                                           Closing  Date


Leasehold  Improvements                    Net Book Value as of the Closing
                                           Date


Other  Assets                              Net Book Value as of the Closing Date


Good  Will                                 Remainder  of  Purchase  Price

                                    EXHIBIT G

                             FORM OF PROMISSORY NOTE


$250,000.00     Cincinnati,  Ohio
(to be adjusted as hereinafter set forth)      February _____, 2001


1. FOR VALUE RECEIVED, POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower") does hereby absolutely and unconditionally promise to pay to the order of OSAGE SYSTEMS GROUP, INC., a Delaware corporation ("Lender"), the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (as may be adjusted in the manner hereinafter set forth), together with interest on the outstanding principal balance from the date hereof, at the rate specified below.

2. The initial face amount of this note, Two Hundred Fifty Thousand Dollars ($250,000.00), shall be adjusted by any amounts that Borrower, or its wholly owned subsidiary, Pomeroy Select Integration Solutions, Inc., may be required to pay pursuant to the provisions of Sections 1.6, 2.2 or 2.3 of the Asset Purchase Agreement. In addition, the face amount of such note shall be reduced by Fifteen Thousand Dollars ($15,000.00) (but not below zero) for each of the executive and upper management employees of Lender designated on a list to be countersigned by Pomeroy, PSIS and the Lender, (the "Management List") and shall be reduced by Seven Thousand Five Hundred Dollars ($7,500.00) (but not below zero) for each of the other employees of Lender, designated on a list to be countersigned by Pomeroy, PSIS and the Lender (the "Non-Management Employee List"), who were hired by Borrower upon the closing of the Asset Purchase Agreement, if he or she shall leave the employment of Borrower or its wholly owned subsidiary, Pomeroy Select Integration Solutions, Inc. within ninety (90) days of the Closing Date. Provided said offset shall not be applicable for an employee in the event the employment of such individual is terminated because of the death or disability of said individual during said ninety (90) day period, or in the event that the employment of said individual's should be terminated prior to the expiration of such ninety (90) day period without cause. The Management List and the Non-Management Employee List shall be kept confidential except to the extent that an order of the Bankruptcy Court or other applicable law requires disclosure thereof.

3. Interest shall accrue at the prime rate of Chase Manhattan Bank as of the date of Closing. Interest on the unpaid principal balance of the Note and the entire principal balance shall be due and payable ninety (90) days from Closing.

4. All payments received hereunder shall be applied first to interest and then to principal.

5. Upon the occurrence of an Event of Default, the entire principal amount outstanding under this Note, and accrued interest thereon, shall at once become due and payable, at the option of the Lender and the Lender shall have the remedies set forth in the Asset Purchase Documents. During the continuance of any Event of Default, all principal evidenced by this Note (whether for principal or otherwise) shall (to the extent permitted by applicable law) bear interest at the annual rate of twelve percent (12%). The unpaid interest accrued during the continuation of any Event of Default on the indebtedness evidenced by this Note (whether for principal or otherwise) in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to the Lender hereof on demand by the Lender of this Note at any time. Interest will continue to accrue on all indebtedness evidenced hereby until the Event of Default shall be cured or otherwise remedied.

6. This Note is issued pursuant and subject to the terms and conditions of the Asset Purchase Agreement. This Note is subject to all terms and conditions set forth in the Asset Purchase Documents, including, but not limited to, terms of default and rights of acceleration, if any. Any holder of this Note is subject to all claims and defenses which the Borrower could pursue against Lender under the Asset Purchase Agreement.

7. When this Note becomes due, by acceleration or otherwise, the Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to property held as security herefor. The failure to exercise any option, to declare the maturity hereof, or to exercise any other rights under any of the covenants or conditions contained in the Asset Purchase Documents shall not be taken or deemed to be a waiver of the right to exercise such option or to declare such maturity after any subsequent violation of any such covenants or conditions. All remedies provided for herein upon any default by the Borrower shall be cumulative and not exclusive.

8. Notwithstanding the above, pursuant to the Asset Purchase Agreement, Lender made certain representations, warranties, covenants and agreements with and to the Borrower. Lender agrees that if the Borrower is entitled to indemnification from the Lender under the Asset Purchase Agreement or any other of the Asset Purchase Documents, the amount of such indemnification due from Lender may be set off against the amounts payable hereunder if permitted under the Asset Purchase Agreement, being first applied to interest and the withholding all or any part of payment due hereunder as a result of such a set off shall not be considered an Event of Default hereunder. Lender agrees that the amount to which the Borrower may be entitled to recover from Lender shall not be limited by either the amount paid or due to be paid to Lender hereunder or by the terms of this Note but shall be governed by the terms of the Asset Purchase Documents.

9. The provisions of this Note and the obligations of the Borrower hereunder shall in all respects be governed by and interpreted and determined in accordance with the internal laws of the State of Delaware.

10. The Borrower hereby unconditionally and irrevocably waives notice of acceptance, presentment, notice of nonpayment (except as provided herein), protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.

11. Should all or any part of the indebtedness represented by this Note be collected by action in law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after the occurrence of an Event of Default, the Borrower hereby promises to pay to the Lender of this Note, upon demand by the Lender hereof at any time, in addition to principal and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Lender of this Note.

12. If for any circumstances whatsoever, the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute of law, so that in no event shall any exaction of interest be possible under this Note in excess of the limit of such validity. In no event shall the Borrower be bound to pay interest of more than the legal limit for the use, forbearance or detention of money, and the right to demand any such excess is hereby expressly waived by the Lender.

13. No delay or omission of the holder of this Note to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein, nor shall the action or non-action of the holder in case of default on the part of the Borrower impair any right or power resulting therefrom.

14. As used herein, the following terms shall have the following meanings, respectively:

     (a) "Asset Purchase Agreement" - The Asset Purchase Agreement by and between the Borrower and the Lender dated February _____, 2001.

     (b) "Asset Purchase Documents" - The Asset Purchase Agreement and all Exhibits thereto (except for any employment agreements and all noncompetition agreements, other than the one provided by Lender) by and between the parties to the Asset Purchase Agreement.

     (c)     "Event  of  Default"  -

          (i) The failure of Borrower to make any payment of principal or interest due under this Note for a period of ten (10) days after receipt of written notice from the Lender to the Borrower that such installment has not been paid.

WITNESSES:                              BORROWER

                                        Pomeroy  Computer  Resources,  Inc.
_____________________________

                                      By:  _____________________________
_____________________________         Its:  ____________________________

                                    EXHIBIT H

                    FORM OF POMEROY NON-COMPETITION AGREEMENT


THIS AGREEMENT made and entered into this _____ day of _______________, 2001, by and between OSAGE SYSTEMS GROUP, INC., a Delaware corporation (hereinafter referred to as "Seller") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

WHEREAS, Seller, through its operating subsidiaries, markets a broad range of integrated information technology products and professional consulting services throughout the United States; and

WHEREAS, simultaneously with the execution of this Agreement, Seller and Purchaser have entered into an Asset Purchase Agreement ("Asset Purchase Agreement") whereby Seller has sold to Purchaser certain assets of Seller relating to the selling of integrated information technology products; and

WHEREAS, the Purchaser would not have entered into the Asset Purchase Agreement with Seller without the consent of Seller to enter into this Covenant Not to Compete Agreement; and

WHEREAS, pursuant to Section 4 of said Asset Purchase Agreement, Seller agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. In consideration of the payments to be made by Purchaser to Seller for its assets, Seller covenants and agrees that for a period equal to five (5) years from the closing of the Asset Purchase Agreement of even date, Seller will not, or with any other person, corporation or entity, directly or indirectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b) Attempt to seek or cause any clients or customers of Purchaser or any such affiliate or subsidiary relating thereto to refrain from continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries transact business during the term of this Agreement.

          A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) In addition, nothing in this Agreement shall prohibit Seller from engaging in any activities incident to the collection of any and all of its vendor and accounts receivables being retained by it, from the selling of any inventory or other assets being retained by it, nor from the sale or other disposition of any other assets being retained by it or any of its subsidiaries.

     For purposes of this Section, the "Business of Purchaser" shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii) Sale, servicing, consulting or supporting of microcomputer products, microcomputer support solutions and computer integration products, peripheral devices and related products and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Seller has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Seller herein, and agrees that the same are necessary for the reasonable and proper protection of Seller's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agreement and pay the consideration described in Paragraph 2 by the representation of Seller that it will abide by and be bound by each of the covenants and restrictions herein; and Seller agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Seller hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespective of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reasonableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Seller's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Seller pursuant to an Asset Purchase Agreement to which Seller and Purchaser are parties of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Seller and Purchaser, and their successors and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    SELLER:
                                    ------

                                    OSAGE  SYSTEMS  GROUP,  INC.



                                    By: _____________________________________

                                    EXHIBIT I

FORM  OF  PSIS  NON-COMPETITION  AGREEMENT
THIS AGREEMENT made and entered into this _____ day of _______________, 2001, by and between OSAGE SYSTEMS GROUP, INC., a Delaware corporation (hereinafter referred to as "Seller") and POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

WHEREAS, Seller, through its operating subsidiaries, markets a broad range of integrated information technology products and professional consulting services throughout the United States; and

WHEREAS, simultaneously with the execution of this Agreement, Seller and Purchaser have entered into an Asset Purchase Agreement ("Asset Purchase Agreement") whereby Seller has sold to Purchaser certain assets of Seller relating to the selling of integrated information technology products; and

WHEREAS, the Purchaser would not have entered into the Asset Purchase Agreement with Seller without the consent of Seller to enter into this Covenant Not to Compete Agreement; and

WHEREAS, pursuant to Section 4 of said Asset Purchase Agreement, Seller agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. In consideration of the payments to be made by Purchaser to Seller for its assets, Seller covenants and agrees that for a period equal to five (5) years from the closing of the Asset Purchase Agreement of even date, Seller will not, or with any other person, corporation or entity, directly or indirectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b) Attempt to seek or cause any clients or customers of Purchaser or any such affiliate or subsidiary relating thereto to refrain from continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries transact business during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) In addition, nothing in this Agreement shall prohibit Seller from engaging in any activities incident to the collection of any and all of its vendor and accounts receivables being retained by it, from the selling of any inventory or other assets being retained by it, nor from the sale or other disposition of any other assets being retained by it or any of its subsidiaries.

     For purposes of this Section, the "Business of Purchaser" shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii) Sale, servicing, consulting or supporting of microcomputer products, microcomputer support solutions and computer integration products, peripheral devices and related products and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Seller has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Seller herein, and agrees that the same are necessary for the reasonable and proper protection of Seller's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agreement and pay the consideration described in Paragraph 2 by the representation of Seller that it will abide by and be bound by each of the covenants and restrictions herein; and Seller agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Seller hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespective of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reasonableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Seller's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Seller pursuant to an Asset Purchase Agreement to which Seller and Purchaser are parties of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Seller and Purchaser, and their successors and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    SELLER:

                                    OSAGE  SYSTEMS  GROUP,  INC.



                                    By: _____________________________________